EXHIBIT 99.03

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED
STATES CODE)

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of title 18, United States Code) (the ‘Act‘), each of the undersigned officers of Reliance Steel & Aluminum Co., a California corporation (the ‘Company‘), does hereby certify that:

      The Annual Report on Form 10-K for the year ended December 31, 2002 (the ‘Annual Report‘) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)) and information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID H. HANNAH

David H. Hannah
Chief Executive Officer

/s/ KARLA MCDOWELL

Karla McDowell
Executive Vice President and
Chief Financial Officer

Dated: March 27, 2003

      The foregoing certification is being furnished solely pursuant to Section 906 of the Act and is not being filed as part of the Annual Report or as a separate disclosure document.